UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2006

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 23, 2006, Xilinx, Inc. issued a press release announcing that it received an informal request for information from the Securities and Exchange Commission regarding its stock option grants.   A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01               Financial Statements and Exhibits:

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc. dated June 23, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: June 23, 2006	By:	/s/ Thomas R. Lavelle

Thomas R. Lavelle

Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc. dated June 23, 2006.